UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 29, 2018

AVALONBAY COMMUNITIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-12672	77-0404318
(Commission File Number)	(I.R.S. Employer Identification No.)

671 N. Glebe Road, Suite 800, Arlington, Virginia	22203
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 329-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01                           Other Events.

On May 29, 2018, AvalonBay Communities, Inc. (the “Company”) entered into a Second Supplemental Indenture (the “Second Supplemental Indenture”), dated as of May 29, 2018, between the Company and The Bank of New York Mellon, as trustee (the “Trustee”).  The Second Supplemental Indenture amends and supplements the Indenture, dated as of February 23, 2018, between the Company and the Trustee (the “Original Indenture”), as previously amended and supplemented by the First Supplemental Indenture, dated as of March 26, 2018, between the Company and the Trustee (the “First Supplemental Indenture”).

Among other changes, the Second Supplemental Indenture amends and restates the definitions of “Acquisition Property,” “Capitalized Property Value,” “Development Property,” “Encumbered Asset Value,” “Total Assets” and “Unencumbered Assets,” as set forth in the Original Indenture, and adds a definition of “Gross Book Value Property” to Section 101 of the Original Indenture.  The Second Supplemental Indenture will apply only with respect to debt securities that may be issued by the Company on or after the date of the Second Supplemental Indenture.

The terms of the Second Supplemental Indenture summarized in this Current Report on Form 8-K are qualified by their entirety by reference to the full text of the Second Supplemental  Indenture, which is filed as an exhibit to this report.  Copies of the Original Indenture and the First Supplemental Indenture, in both cases as previously filed by the Company with the Securities and Exchange Commission, are also filed as exhibits to this report.

ITEM 9.01             Financial Statements and Exhibits.

(d)                   Exhibits.

Exhibit No.	Description

4.1

Indenture, dated as of February 23, 2018, between the Company and the Trustee (incorporated by reference from Exhibit 4.1 to the Company’s Registration Statement on Form S-3, filed on February 23, 2018)

4.2

First Supplemental Indenture, dated as of March 26, 2018, between the Company and the Trustee (incorporated by reference from Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed on March 26, 2018)

4.3*	Second Supplemental Indenture, dated as of May 29, 2018, between the Company and the Trustee

* Filed herewith

EXHIBIT INDEX

Exhibit No.	Description

4.1

Indenture, dated as of February 23, 2018, between the Company and the Trustee (incorporated by reference from Exhibit 4.1 to the Company’s Registration Statement on Form S-3, filed on February 23, 2018)

4.2

First Supplemental Indenture, dated as of March 26, 2018, between the Company and the Trustee (incorporated by reference from Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed on March 26, 2018)

4.3*	Second Supplemental Indenture, dated as of May 29, 2018, between the Company and the Trustee

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALONBAY COMMUNITIES, INC.

May 29, 2018

	By:	/s/ Kevin P. O’Shea
	Name:	Kevin P. O’Shea
	Title:	Chief Financial Officer